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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported) JUNE 12, 2002


                           COHESANT TECHNOLOGIES INC.
                           --------------------------
             (Exact name of registrant as specified in its chapter)


         DELAWARE                        1-13484                 34-1775913
         --------                        -------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)


            5845 W. 82ND STREET, SUITE 102                        46278
                INDIANAPOLIS, INDIANA                             -----
       (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (317) 875-5592

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 12, 2002 Cohesant Technologies, Inc. (the "Company") dismissed Arthur Andersen as its independent auditors. The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended November 30, 2000 and November 30, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended November 30, 2000 and November 30, 2001 and during the subsequent interim period, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended November 30, 2000 and November 30, 2001 and during the subsequent interim period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company provided Arthur Andersen with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested that Arthur Andersen furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Arthur Andersen's letter, dated June 18, 2002 is attached as Exhibit 16 hereto.

     Simultaneously with the dismissal of its former auditors, the Company engaged Ernst & Young to act as its independent auditors as successor to Arthur Andersen. During the two most recent fiscal years and subsequent interim period, the Company has not consulted with Ernst & Young regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

     The Audit Committee of the Company's Board of Directors recommended the dismissal of Arthur Andersen and, simultaneously, the appointment of Ernst & Young as the Company's independent auditors. The Company's Board of Directors adopted the Audit Committee's recommendations.

ITEM 5. OTHER MATTERS

     On June 6, 2002 the Company announced the settlement of patent infringement claims brought against the Company's subsidiary Glas-Craft Inc. (GCI) by Graves Supply Inc. (Graves). The settlement included no payments by either party, no admission of patent infringement, and the dismissal of both party's legal actions.

ITEM 7. EXHIBITS

       Exhibit
       -------

       16 Letter from Arthur Andersen LLP to the Securities Commission, dated June 18, 2002.

       99.1      Press Release.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COHESANT TECHNOLOGIES, INC.




Date:    June 18, 2002           By: /s/ Robert W. Pawlak
                                     --------------------------------------
                                     Robert Pawlak, Chief Financial Officer